UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2024

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+91 99454-8382

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZCAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at a price of $5.71, subject to adjustment	ZCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2024, Zoomcar Holdings, Inc. (the “Company”) and Geiv Dubash, the Chief Financial Officer of the Company, agreed to a mutual separation of employment, effective April 12, 2024. Mr. Dubash’s departure was not in connection with any disagreements with the Company.

Effective April 12, 2024, Sachin Gupta, the Financial Controller of the Company, will serve as the interim as the principal financial and accounting officer of the Company.

Sachin Gupta has served as the Company’s Financial Controller since May 2019 and is responsible for all aspect of Accounting, Finance, Treasury, Taxation, Statutory Audits, and Internal Audits of all the entities of Zoomcar globally. Mr. Gupta has more than 12 years of accounting and business experience. Prior to Zoomcar, Mr. Gupta spent two years as a Financial Planning and Analysts (“FP&A”) Manager at Amazon, where he managed the FP&A for the FinOps team for all the verticals and all the entities of Amazon globally. Prior to Amazon, he had experience working on Accounting, Business Finance, Due Diligence and SAP (systems, applications & products) implementation for AGS Transact Technologies Limited, where he worked for 5 years. Mr. Gupta graduated from Calcutta University and is a professionally Qualified Chartered Accountant from the Institute of Chartered Accountants of India (equivalent to CPA in the United States) and Qualified Company Secretary from the Institute of Company Secretaries of India.

There are no family relationships between Mr. Gupta and any director or executive officer of the Company. There are no transactions between the Company and Mr. Gupta that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2024	Zoomcar Holdings, Inc.

	By:	/s/ Greg Moran
	Name:	Greg Moran
	Title:	Chief Executive Officer and Director

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